UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 7, 2011

PLY GEM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-114041 (Commission File No.)	20-0645710 (IRS Employer Identification No.)

5020 Weston Parkway, Suite 400 Cary, North Carolina 27513 (Address of principal executive offices)

(919) 677-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended.  Forward-looking statements are based on management’s expectations, estimates, projections and assumptions.  These statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Therefore, actual future results and trends may differ materially from what is forecasted in forward-looking statements due to a variety of factors.  Additional information regarding these factors is contained in Ply Gem Holdings, Inc.’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K, as updated in its Quarterly Reports on Form 10-Q.

Item 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 7, 2011, Ply Gem Holdings, Inc. (the “Company”) provided the following guidance on its results for the fiscal fourth quarter and full year ended December 31, 2010:

For its fiscal fourth quarter ending December 31, 2010, the Company anticipates that its net sales will be in the range of approximately $215.0 million to $222.0 million with full year net sales being in the range of approximately $990.4 million to $997.4 million.  The Company expects that its fiscal fourth quarter operating earnings will be in the range of approximately $3.6 million to $6.6 million with full year operating earnings expected to be in the range of approximately $54.8 million to $57.8 million.  The Company expects that its fiscal fourth quarter Adjusted EBITDA will be in the range of approximately $20.0 million to $23.0 million with full year Adjusted EBITDA expected to be in the range of approximately $118.6 million to $121.6 million.  A reconciliation of the Company’s estimated fiscal fourth quarter and full year operating earnings to Adjusted EBITDA is provided below.

Gary E. Robinette, President and CEO of Ply Gem, said “Ply Gem’s fourth quarter and full year sales and Adjusted EBITDA performance was respectable in light of the challenging market conditions that continued through 2010.  Despite single family housing starts declining by an estimated 9.0% in the fourth quarter of 2010, as compared to 2009, Ply Gem’s revenues increased by approximately 2.0% - 3.0%.”

Mr. Robinette continued, “Although industry conditions remain challenging, we continue to win new customers, gain market share and maintain a strong focus on expense containment.  While forecasts for 2011 housing starts vary, estimates by leading industry analysts call for 2011 single family housing starts to increase by 11% - 18% from 2010 levels.  Based on this expected new construction market improvement, a flat to low single-digit percentage increase in repair and remodeling expenditures, and our anticipated market share gains, we would expect our revenue growth to be roughly in-line with, or proportional to, single family starts for the full year 2011."

	For the three months ended
(Amounts in thousands)	December 31, 2010
	Low	High
Operating earnings	$3,612	$6,612
Depreciation and amortization	14,420	14,420
Write-off of previously capitalized offering costs	1,571	1,571
Customer inventory buyback	81	81
Restructuring/integration expense	316	316
Adjusted EBITDA	$20,000	$23,000

	For the twelve months ended
(Amounts in thousands)	December 31, 2010
	Low	High
Operating earnings	$54,780	$57,780
Depreciation and amortization	60,718	60,718
Write-off of previously capitalized offering costs	1,571	1,571
Customer inventory buyback	574	574
Restructuring/integration expense	910	910
Adjusted EBITDA	$118,553	$121,553

The foregoing estimates for fiscal year 2010 constitute forward-looking statements and are based upon the Company’s preliminary internal estimates of its year-end and future performance.  The estimates for fiscal year 2010 may be subject to adjustments in connection with the Company’s routine year-end procedures.  The Company’s actual results for fiscal year 2010 and for future periods may differ materially from its current estimates, including those stated above.  In addition, the Company’s consolidated financial statements for fiscal year 2010 have not yet been audited by its independent public accountants.  Accordingly, the reader is cautioned not to place undue reliance on the foregoing guidance.

The Company undertakes no obligation to update publicly any forward-looking statements contained within this Form 8-K, whether as a result of new information, future events or otherwise.  For further information, we refer you to the Company’s reports and filings with the Securities and Exchange Commission.

Adjusted EBITDA means operating earnings plus depreciation and amortization, write-off of previously capitalized offering costs, customer inventory buybacks, and restructuring and integration costs.  Other companies may define Adjusted EBITDA differently and, as a result, the Company’s measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.  The Company’s management believes that the presentation of Adjusted EBITDA included in this report provides useful information to investors regarding the Company’s results of operations because it assists both investors and management in analyzing and benchmarking the performance and value of the Company’s business.  Although the Company uses Adjusted EBITDA as a financial measure to assess the performance of its business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and taxes, necessary to operate the Company’s business.  Adjusted EBITDA included in this report should be considered in addition to, and not as a substitute for, operating earnings or net earnings in accordance with GAAP as a measure of performance in accordance with GAAP.  The reader is cautioned not to place undue reliance on Adjusted EBITDA.

The information under Item 2.02 of this Form 8-K is being furnished under Item 2.02.  Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

PLY GEM HOLDINGS, INC.

By: /s/ Shawn K. Poe________________
Name: Shawn K. Poe
Title: Vice President, Chief Financial Officer

Dated:  February 7, 2011